UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 17, 2019

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AEHR	The NASDAQ Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

Effective as of July 17, 2019, the board of directors (the “Board”) of Aehr Test Systems (the “Company”) increased the size of the Board by one director, from six to seven directors, and appointed Laura Oliphant to the Board. Ms. Oliphant will serve as a director with a term expiring at the Company’s 2019 Annual Meeting of Shareholders. The Board did not appoint Ms. Oliphant to serve on any of the committees of the Board immediately, but may do so in the future.

Pursuant to the Company’s outside director compensation policy, the terms of which will be described in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders, Ms. Oliphant will receive an annual retainer of $40,000, payable in quarterly installments of $10,000, an initial stock option to purchase 15,000 shares of the Company’s common stock (the “Common Stock”) on the date of her appointment to the Board and a stock option to purchase 10,000 shares of Common Stock upon her annual re-election to the Board. Ms. Oliphant will also execute the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Ms. Oliphant and any other person pursuant to which she was appointed as a director, nor are there any transactions between Ms. Oliphant and the Company that would be reportable under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure

On July 18, 2019, the Company issued a press release announcing the appointment of Ms. Oliphant to the Board. A copy of the press release is included as Exhibit 99.1.

This information is intended to be furnished under Item 7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aehr Test Systems
(Registrant)

Date: July 18, 2019	By:	/s/ KENNETH B. SPINK
Kenneth B. Spink
Vice President of Finance and Chief Financial Officer